                B747-100 AIRCRAFT PURCHASE AND SALE AGREEMENT

                          Dated as of March 24, 1998

                                    Between

                        WILLIS LEASE FINANCE CORPORATION

                                   as Buyer

                                      and

                             UNITED AIR LINES, INC.,

                                  as Seller

                B747-100 AIRCRAFT PURCHASE AND SALE AGREEMENT

     THIS B747-100 AIRCRAFT PURCHASE AND SALE AGREEMENT (this "AGREEMENT") is made and entered into as of this 24th day of March, 1998, by and between United Air Lines, Inc., a Delaware corporation ("SELLER"), and Willis Lease Finance Corporation, a California corporation ("BUYER").

     WHEREAS, Seller desires to sell the Aircraft (as hereinafter defined) to Buyer and Buyer desires to purchase the Aircraft;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and other good and valuable consideration, the parties hereto agree as follows:

                                  ARTICLE I

                        PURCHASE AND SALE OF AIRCRAFT

     1.1. AIRCRAFT SALE. Pursuant to the terms and subject to the conditions contained in this Agreement, Seller hereby agrees to sell and deliver (or cause the delivery) to Buyer, and Buyer hereby agrees to purchase and accept (or cause the purchase and acceptance) from Seller, twelve (12) used Boeing model B747-100 aircraft (each, individually, an "AIRCRAFT" and, collectively, the "AIRCRAFT", and each airframe thereon an "AIRFRAME" and, collectively, the "AIRFRAMES") bearing, respectively, U.S.
registration numbers N4732U, N4735U, N4720U, N4719U, N4729U, N4723U, N155UA, N4728U, N157UA, N153UA, N154UA and N156UA, and manufacturer's serial numbers 19927, 19928, 19981, 19880, 19926, 19882, 20104, 19925, 20106, 20102, 20103
and 20105, all as set forth on Exhibit B hereto. Each such Aircraft shall include therein (i) one (1) used model 660 auxiliary power unit ("APU"),
(ii) four (4) used Pratt & Whitney model JT9D-7A engines together with the engine quick engine change components ("QEC") (each, individually, an "Engine" and, collectively, the "Engines"), (iii) all of the components, equipment, instruments, appliances, accessories, furnishings, seats, avionic components, and parts (including the QEC's) normally installed on, attached to or appurtenant to each airframe and engine in Seller's fleet of Boeing B747-100 aircraft, excluding entirely any and all Excluded Items (as hereinafter defined)) ("PARTS") and (iv) the aircraft documentation set forth in Exhibit A hereto (the "AIRCRAFT DOCUMENTATION"); PROVIDED,
HOWEVER, Buyer expressly agrees and covenants that all of the restrictions on the use and operation of each of the Aircraft and Airframes will be fully complied with by Buyer (and by any subsequent owner or transferee).

     1.2. ITEMS EXCLUDED FROM THE AIRCRAFT SALE. The following items shall not be a part of the Aircraft nor be subject to this sale (collectively, the "EXCLUDED ITEMS"):

__________________________________________________________________________

__________________________________________________________________________:*

               A. ____________________________________________________

______________________________________________________________________;*

               B. ____________________________________________________

______________________________________________________________________.*

     1.3. ASSUMPTION OF LEASE.

____________________________________________________

____________________________________________________.*


     1.4. JOINT OBLIGATIONS. Buyer and Seller each shall timely and promptly make all filings which may be required by each of them in connection with the consummation of the transactions contemplated hereby under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended (the "Hart-Scott Act"). Each party shall furnish to each other such necessary information and assistance as the other party may reasonably request in connection with the preparation of any necessary filings or submissions by it to any U.S. or foreign governmental agency, including, without limitation, any filings necessary under the provisions of the Hart-Scott Act. Each party shall provide the other party the opportunity to make copies of all correspondence, filings or communications (or memoranda setting forth the substance thereof) between such party or its representatives, on the one hand, and the Federal Trade Commission (the "FTC"), the Antitrust Division of the United States Department of Justice (the "Antitrust Division") or any similar foreign governmental agency or members of their respective staffs, on


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the other hand, with respect to this Agreement or the transactions contemplated hereby. If the transactions contemplated by this Agreement have not been approved under the Hart-Scott Act within ninety (90) days from the filing under the Hart-Scott Act, and this Agreement is thereby terminated, Seller shall refund any and all Downpayments received from Buyer within five
(5) business days after termination. Seller shall pay the filing fee for Hart-Scott.

     1.5. SELLER'S OPTIONS TO RETAIN AND SELL AIRCRAFT.

          (a)  SELLER'S OPTION TO RETAIN AIRCRAFT.

____________________________________________________

____________________________________________________.*


          (b)  SELLER'S OPTION TO SELL RETAINED AIRCRAFT.

               (1) Seller shall have the option, upon written notice to Buyer at any time until December 31, 2001 but in no event later than two (2) months prior to Seller's designated sale date for such Put Aircraft, as specified in such notice, to sell to Buyer any of the Retained Aircraft ("PUT AIRCRAFT") for the purchase price set forth below.

               (2) In the event Seller exercises its option to sell the Put Aircraft, if the Seller's designated sale date is:

                    (i) in 1998, then the Purchase Price for each such Put Aircraft shall be $_________;*

                    (ii) in 1999, then the Purchase Price for each such Put Aircraft shall be $_________;*

                    (iii) in 2000, then the Purchase Price for each such Put Aircraft shall be $_________;*

                    (iv) after December 31, 2000, but before January 1, 2002, then the Purchase Price of $_________ shall be adjusted by an amount of $______, in each successive


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quarter of such year with such adjustment subtracted from the base $_________
Purchase Price for each such Put Aircraft until December 31, 2001; and*

                    (v) after December 31, 2001, the parties shall attempt in good faith to mutually agree on the Purchase Price of the Put Aircraft, but in the absence of mutual agreement on the Purchase Price for such Put Aircraft by the end of ninety (90) days after Seller sends written notice to Buyer of Seller's exercise of its option to sell such Put Aircraft to Buyer, then Seller may sell any such Put Aircraft to any third party.

Notwithstanding the foregoing, until January 1, 2002, under no circumstances shall any Put Aircraft be sold to any other entity whose acquisition is for the purpose of cannibalization of the Put Aircraft.

     1.6. SELLER'S OPTIONS TO SELL ADDITIONAL ENGINES.

          (a)

____________________________________________________

____________________________________________________.*


          (b) In the event Seller exercises its option to sell the Put Additional Engines, if the condition of such Engine is:

                    (i) serviceable, then the price for such Put Additional Engine shall be $_______;*

                    (ii) unserviceable, then the price for such Put Additional Engine shall be $_______;* and

                    (iii) either serviceable or unserviceable, but missing a QEC, the amount of $______ shall be deducted from the price as stated in either (i) or (ii) above.*

    1.7.  FIRST RIGHT TO PURCHASE OTHER ADDITIONAL ENGINES.

____________________________________________________

____________________________________________________.*



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                                      4

                                  ARTICLE II

                         AIRCRAFT AND AIRFRAME PRICE
                          AND PAYMENT; DOWNPAYMENTS

     2.1. AIRCRAFT PURCHASE PRICE. Subject to application of the allocated share of the Downpayments (as hereinafter defined), Buyer shall pay and deliver to Seller: (a) for each of the first seven (7) Aircraft to be sold hereunder (as set forth on Exhibit B hereto) the purchase price of _________________________________ United States Dollars (US$_________); and
(b) for each of the remaining Aircraft to be sold hereunder the purchase price of _________________________________ United States Dollars
(US$_________) with the Downpayments payable as described below and the balance of the purchase price payable on delivery of each of the Aircraft (such purchase price sum, before application of the Downpayments provided herein, the "AIRCRAFT PURCHASE PRICE"). The Aircraft Purchase Price shall be paid by Buyer pursuant to the terms of Section 2.3 hereof concurrent with the Delivery (as hereinafter defined) of the Aircraft in immediately available funds. Notwithstanding the foregoing, with respect to Aircraft bearing U.S. registration number N154UA, which Buyer is purchasing subject to a lease to Boeing (as described below), the Aircraft Purchase Price shall be _________________________________________ United States Dollars
(US$_________) (of which __________________________________ United States
Dollars (US$_________) is for the Purchase Price of the Aircraft and ______________________________________ United States Dollars (US$_________)
is for the Purchase Price of the Lease). In the event the Lease is not consummated between Seller and Boeing, Buyer shall nevertheless purchase the subject Aircraft for a Purchase Price of _________________________________ United States Dollars (US $_________) on the date described in Exhibit B.*

     2.2. A. FIRST DOWNPAYMENT. A first downpayment of ___________ United States Dollars (US$_________) (THE "FIRST DOWNPAYMENT") has been paid by Buyer to Seller. Fifty percent (50%) of the First Downpayment shall be non-refundable to Buyer and the other fifty percent (50%) of the First Down Payment shall be refundable until execution of this Agreement, and then be non-refundable, unless otherwise expressly stated herein. The First Downpayment shall be applied against the Aircraft Purchase Price of the twelve Aircraft as follows: $_______


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                                      5

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for each of the first six (6) delivered Aircraft, $______ for the seventh
(7th) delivered Aircraft and $______ for each of the five (5) remaining delivered Aircraft.*

     B. SECOND DOWNPAYMENT. A second downpayment of ________________________________________ United States Dollars (US$_________)
(THE "SECOND DOWNPAYMENT") shall be due on March 25, 1998. The Second Downpayment shall be non-refundable (unless otherwise expressly stated herein) to Buyer and shall be applied against the Aircraft Purchase Price of the twelve Aircraft as follows: $_______ for each of the first six (6) delivered Aircraft, $_______ for the seventh (7th) delivered Aircraft and $_______ for each of the five (5) remaining delivered Aircraft. For purposes of this Agreement, "BUSINESS DAY" shall mean any day upon which banks in Chicago, Illinois and San Francisco, California are open for business.*

     C. THIRD DOWNPAYMENT. A third downpayment of ________________________________ United States Dollars (US $_______) (the
"Third Downpayment") shall be due on September 30, 1998. The Third Downpayment shall be non-refundable (unless otherwise expressly stated herein) to Buyer and shall be applied against the Aircraft Purchase Price of the Aircraft as follows: $_______ for the seventh (7th) delivered Aircraft and $_______ for each of the five (5) remaining delivered Aircraft.*

     2.3. PAYMENT INSTRUCTIONS. All payments due hereunder to Seller, including the balance of each respective Aircraft Purchase Price, shall be made (unless Seller shall otherwise direct Buyer in writing) by wire transfer of immediately available funds in United States Dollars to Seller's account at The First National Bank of Chicago, N.A., Chicago, Illinois, Attn:
Transportation Group, with instructions to credit United Air Lines, Special Account No. 51-67795, and with the request that said bank advise Seller's Vice President and Treasurer of Seller's receipt of such funds.

     2.4. REFUND INSTRUCTIONS. All refunds due hereunder to Buyer shall be made (unless Buyer shall otherwise direct Seller in writing) by wire transfer of immediately available funds in United States Dollars to Buyer's account at Wells Fargo Bank, San Francisco, California with instructions to credit Willis Lease Finance Corporation Account No. 4518 101 423, and with the request that said bank advise Buyer's Chief Financial Officer of Buyer's receipt of such funds.

     2.5. NO ADJUSTMENTS. Except as otherwise expressly stated herein, no adjustments will be made to any amount owing hereunder based on the maintenance status or condition of the Aircraft, the Airframe, the Engines, the APU, the Parts, or the Aircraft Documentation, or based on any other fact, circumstance or situation whatsoever, whether contemplated or unforeseeable.


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    confidential treatment and the material has been filed separately.

     2.6. REFUND FOR REJECTED ENGINES.

____________________________________________________

____________________________________________________.*


                                ARTICLE III

                  AIRCRAFT DELIVERY; TITLE AND RISK OF LOSS

     3.1. AIRCRAFT DELIVERY DATE. The scheduled delivery date with respect to each Aircraft is the date set forth opposite such Aircraft's FAA Registration Number under the heading "Scheduled Delivery Date" in Exhibit
B hereto (each such date being referred to individually as a "SCHEDULED DELIVERY DATE" and, collectively, the "SCHEDULED DELIVERY DATES") and, subject to the terms hereof, Seller will deliver such Aircraft to Buyer, and Buyer will accept delivery of the Aircraft from Seller, on such date. Seller agrees to use its best efforts to deliver each Aircraft on its Scheduled Delivery Date; PROVIDED, Buyer and Seller agree that each Scheduled Delivery Date is subject to change by Seller for any operational, logistical or other good faith reason without penalty to Seller (as long as Seller is exercising reasonable good faith efforts to deliver the Aircraft as soon as practicable), but in no such event will Delivery of any Aircraft be adjusted pursuant to this first proviso of Section 3.1 to a date later than thirty
(30) calendar days beyond its Scheduled Delivery Date, as adjusted pursuant to the provisions hereof, and in no event earlier than the Aircraft's retirement date set forth on Exhibit B (the Scheduled Delivery Date, as adjusted pursuant to the provisions hereof, being referred to individually as a "DELIVERY DATE" and collectively, the "DELIVERY DATES").
Notwithstanding anything to the contrary contained herein, if Seller revises the Delivery Date of any Aircraft as set forth in Exhibit B for the sole purpose of utilizing said Aircraft in its own passenger operations
("ADJUSTED AIRCRAFT"), Buyer agrees to accept the extension of the Scheduled Delivery Date resulting from such revised Delivery Date at no cost to Seller.


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____________________________________________________.*


    3.2. PLACE OF DELIVERY OF AIRCRAFT. Each Aircraft will be delivered to Buyer in Marana or Phoenix, Arizona or such other location as mutually agreed (the "DELIVERY LOCATION"). Seller shall be responsible for the crew costs for the ferry flight of each Aircraft to the Delivery Location (the "DELIVERY"). Buyer shall be responsible for all other costs associated with the Delivery of each Aircraft, including, but not limited to, any landing fees, fuel expenses, hotel costs, meal expenses and any other incidental costs associated with the Deliveries. Buyer shall be responsible for any sales or transfer taxes or other taxes, duties, charges or fees resulting from the Delivery Location.

     3.3. DELIVERY. For purposes of this Agreement, "DELIVERY" shall mean, with respect to each Aircraft being delivered hereunder, the delivery of possession of such Aircraft being delivered hereunder to Buyer and the transfer by Seller to Buyer of its right, title and interest in and to such Aircraft and the delivery by Seller to Buyer of a Bill of Sale, substantially in the form of Exhibit C hereto (each, a "WARRANTY BILL OF SALE"), in each case covering such Aircraft.

     3.4. BUYER'S ACCEPTANCE. Prior to the Delivery of each Aircraft, Buyer shall deliver to Seller a completed and executed technical acceptance certificate in the form set out as Exhibit D hereto (a "TECHNICAL ACCEPTANCE CERTIFICATE") in regard to such Aircraft in accordance with Section 4.1.D hereof. Upon conclusion of the Delivery (but subject to the provisions of Section 4.6 through 4.9 hereof), Buyer shall deliver to Seller a completed and executed final acceptance certificate in the form set out as Exhibit D-1 hereto (a "FINAL ACCEPTANCE CERTIFICATE") in regard to such Aircraft in accordance with Section 4.1.D hereof, and no other acknowledgment or receipt of such Aircraft shall be required by Seller (such Final Acceptance Certificate being conclusive evidence of Buyer's satisfaction or waiver of each of the conditions precedent set forth in Section 4.2 hereof).

     3.5. TITLE AND RISK OF LOSS. Except as otherwise provided herein, upon Delivery of an Aircraft to Buyer at the applicable Delivery Location, title to and risk of loss or damage to such Aircraft, from any cause whatsoever, and exclusive care, custody and control thereof, will pass to Buyer.






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                                      8

                                  ARTICLE IV

                   CONDITIONS PRECEDENT; DELIVERY CONDITIONS

     4.1. SELLER'S CONDITIONS PRECEDENT. Seller's obligation to tender each Aircraft for Delivery to Buyer shall be subject to the satisfaction of each of the following conditions precedent:

          A. On or before the first Delivery Date, Buyer shall have duly authorized, executed, and delivered this Agreement;

          B. On or before each Delivery Date, Buyer will provide Seller a written opinion of its counsel addressed to Seller stating that Buyer is validly organized and existing and in good standing under the laws of the State of its incorporation, that this Agreement and any other documents and certificates delivered by Buyer in connection with such Delivery (the "BUYER AGREEMENTS") have been validly executed by Buyer and that Buyer's obligations under the Buyer Agreements are binding, valid and enforceable in accordance with their respective terms; that neither this Agreement nor any other Buyer Agreement nor performance by Buyer of any of its obligations hereunder or thereunder violate any provisions of existing law, the Amended and Restated Articles of Incorporation or the Certificate of Incorporation of Buyer or any agreement, indenture, note or other instrument which is binding upon Buyer of which such counsel has knowledge; and that no action by any governmental bureau, agency or commission is requisite to the validity or enforceability, in regard to Buyer, of the Buyer Agreements. It is understood that any such opinions of such counsel may (x) state that the enforceability of any obligation referred to therein is subject to and may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, moratorium or other similar laws affecting the enforcement of creditors' rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) public policy considerations and (y) express no opinion as to the enforceability of Article XI hereof;

          C. On or before each Delivery Date, Seller shall have received the certificate of insurance and the report of Buyer's independent insurance broker evidencing the coverage required under
             Article IX hereof with respect to the Aircraft to be delivered on such Delivery Date, in form and substance reasonably satisfactory to Seller;

          D. On or before each Delivery Date, Buyer shall have accepted the Aircraft to be delivered on such Delivery Date, as evidenced by delivery by Buyer to Seller of a completed and executed Technical Acceptance Certificate and Final Acceptance Certificate;

          E. On or before each Delivery Date, Seller shall have received Buyer's payment of the Aircraft Purchase Price for the Aircraft to be delivered on such Delivery Date, in accordance with the terms hereof;

          F. Buyer shall not be in default in any material respect in the performance or observance of any term or obligation set forth herein; and

          G. All required consents shall have been obtained, and the applicable waiting periods specified under the Hart-Scott Act with respect to the transactions contemplated by this Agreement shall have lapsed or been terminated.

     4.2. BUYER'S CONDITIONS PRECEDENT. Buyer's obligation to accept Delivery of the Aircraft shall be subject to the satisfaction of the following conditions precedent:

          A. On or before the first Delivery Date, Seller shall have duly authorized, executed, and delivered this Agreement;

          B. On or before each Delivery Date, Seller will provide to Buyer a written opinion of its counsel (which may be Seller's in-house counsel) addressed to Buyer stating that Seller is validly organized and existing and in good standing under the laws of the State of Delaware; that this Agreement, the Warranty Bill of Sale with respect to the Aircraft and any other documents and certificates delivered by Seller in connection with such Delivery (the "SELLER AGREEMENTS") have been validly executed by Seller and that Seller's obligations under the Seller Agreements are binding, valid and enforceable in accordance with their terms; that neither the Seller Agreements, nor performance by Seller of any of its obligations hereunder or thereunder violate any provisions of existing law, the Certificate of Incorporation of Seller as amended, or its By-Laws or any agreement, indenture, note or other instrument which is binding upon Seller of which such counsel has knowledge; and that no action by any governmental bureau, agency or commission is requisite to the validity or enforceability, in regard to Seller, of the Seller Agreements. It is understood that any such opinions of such counsel may state that the enforceability of any obligation referred to therein is subject to and may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, moratorium or other similar laws affecting the enforcement of creditors' rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) public policy considerations;

          C. On or before each Delivery Date, Seller will tender the Aircraft to be delivered on such Delivery Date for Delivery to Buyer, in the condition set forth in Section 4.4 hereof, together with the Aircraft Documentation as described in Exhibit A and A-1 hereto with respect to such Aircraft, and pursuant to the inspection and Delivery terms and conditions set forth in Sections 4.4 and 4.6, respectively;

          D. On or before each Delivery Date, Seller will tender to Buyer legal and beneficial title to the Aircraft and Engines to be delivered on such Delivery Date, free and clear of any mortgages, pledges, security interests, liens, claims, encumbrances or other charges or rights of others of any kind (hereinafter, collectively "LIENS"), other than Liens arising as a result of or attributable to (a) Buyer, or (b) Seller's retention of the data plates for each of the Airframes of the Aircraft, or (c) the restrictions on use and transfer of the Aircraft pursuant to
             Article XI hereof;

          E. On or before each Delivery Date, Seller will deliver to Buyer a Warranty Bill of Sale for the Aircraft (including, without limitation, each Engine installed thereon), to be delivered on such Delivery Date;

          F. On or before each Delivery Date, Seller will provide to Buyer a written opinion of its FAA counsel, the law firm of Lytle Soule & Curlee of Oklahoma City, Oklahoma, or any other law firm as Seller may designate, addressed to Buyer stating that Seller is the FAA-registered owner of the Aircraft to be delivered on such Delivery Date and that such Aircraft (and/or any Engine or Engines) is free and clear of all Liens filed with the FAA, other than Liens arising as a result of or attributable to (a) Buyer, or (b) Seller's retention of the data plates for each of the Airframes, or (c) the restrictions on use and transfer of the Aircraft pursuant to Article XI hereof;

          G. Seller shall not be in default in any material respect in the performance or observance of any term or obligation set forth herein; and

          H. The applicable waiting period specified under the Hart-Scott Act with respect to the transactions contemplated by this Agreement shall have lapsed or been terminated.

     4.3. [INTENTIONALLY NOT USED].

     4.4. DELIVERY CONDITIONS.

          A. Except as specifically set forth in this Section 4.4, each of the Aircraft (including each Airframe, Engine, APU, Landing Gear, and Part installed thereon, and any of the Aircraft Documentation applicable thereto) will be delivered to Buyer in "AS-IS" condition; PROVIDED, HOWEVER, BUYER EXPRESSLY AGREES TO THE SPECIAL COVENANTS AND RESTRICTIONS ON USE SET FORTH IN SECTIONS 1.1 AND 11 HEREOF. Each Aircraft will have been in compliance with all applicable Airworthiness Directives (AD) in accordance with Seller's FAA approved maintenance program, and will have had a valid Certificate of Airworthiness, at the time of retirement of each Aircraft from Seller's revenue passenger operations.

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          B. RECORDS.  On or prior to the Delivery Date or as otherwise provided in Exhibits A and A-1 hereto for each Aircraft, Seller shall provide to Buyer the Aircraft Documentation listed in Exhibit A hereto in respect of such Aircraft.

          C. ENGINES. Each Engine installed upon or accompanied with an Aircraft at Delivery will be delivered in an "AS IS" condition. Engines may be Delivered in unserviceable condition and shall have no minimum number of hours and cycles remaining on their most limiting life limited internal engine components. No borescope inspections shall be permitted.

          D. APU'S. Each APU installed upon or accompanied with an Aircraft at Delivery will be delivered in "AS-IS" condition. APU's may be Delivered in unserviceable condition and shall have no minimum number of hours and cycles remaining on their most limiting life limited internal APU components. No borescope inspections will be permitted.

     4.5. [INTENTIONALLY NOT USED]

     4.6. INSPECTION.

          A. Upon retirement and prior to Delivery, Buyer shall inspect the Aircraft. Seller shall (i) provide Buyer with reasonably sufficient access to the Aircraft Documentation listed in Exhibit A in respect of each of the Aircraft and (ii) permit Buyer, at Buyer's expense, to conduct an inspection ("INSPECTION") of each of the Aircraft (including, without limitation, the related Engines, Landing Gear, APU and Parts).

          B. The Inspection of each of the Aircraft shall permit Buyer to confirm the compliance of the Aircraft Documentation with respect to each such Aircraft with the requirements of Exhibit A hereto and perform the inspections with respect to each such Aircraft set forth in Exhibit E hereto.
 Promptly following the Inspection, Buyer shall indicate in writing any reasonable discrepancies which cause any Aircraft and/or its Aircraft Documentation not to meet the delivery conditions specified in Section 4.4 and, as a condition precedent to Buyer's obligations to accept the Delivery of that Aircraft, such discrepancies shall be corrected, or caused to be corrected, by Seller pursuant to or in accordance with Seller's FAA-approved maintenance program as soon as possible, at Seller's sole cost and expense.

          C. There will be no acceptance or delivery flight for any of the Aircraft.

          D. Promptly following the Inspection, the representatives of Buyer shall indicate in writing any reasonable discrepancies that cause the Aircraft and/or the Aircraft Documents not to meet the delivery conditions specified in Section 4.4, and, as a condition precedent to Buyer's obligations to accept the Delivery of the Aircraft, such discrepancies shall be corrected, or caused to be corrected, by Seller pursuant to or in accordance with the Seller's FAA-approved maintenance program as soon as possible, at Seller's sole cost and expense.

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     4.7. DELAYS DUE TO CORRECTIONS.

          A. Any reasonable delay in Delivery of any Aircraft (an "AFFECTED AIRCRAFT") caused by Seller's correction (or its causing the correction) of discrepancies discovered and noted by Buyer during the Inspection will be deemed to not be a breach of this Agreement by Seller, so long as Seller is exercising reasonable good faith efforts to correct such discrepancies as soon as reasonably practicable, and therefore will not excuse any failure by Buyer to accept Seller's tender of such Aircraft for Delivery upon correction of such discrepancies.

          B. However, in the event that such delays cause the Delivery of such Affected Aircraft to be more than sixty (60) calendar days beyond its Scheduled Delivery Date (as such date may be adjusted pursuant to Section 3.1, Section 4.9 and Article VII hereof, but subject to the limitations of the final proviso of Section 3.1 hereof), then:

             (i) Buyer may elect to terminate this Agreement at any time after such sixtieth (60th) day, with respect to such Affected Aircraft (and only with respect to such Affected Aircraft), by giving written notice to the Seller, and

             (ii) Seller may elect to terminate this Agreement at any time at least ninety (90) calendar days after such sixtieth (60th) day, with respect to such Affected Aircraft (and only with respect to such Affected Aircraft), by giving written notice to the Buyer.

          C. If such election to terminate is made, then termination under this Section with respect to such Affected Aircraft shall terminate and discharge all obligations and liabilities of Buyer and Seller hereunder with respect to such Aircraft and all undelivered items and services to be furnished hereunder which are related thereto. Seller shall then return to Buyer the prorata portion of the unapplied First and Second (and third, if applicable) Downpayments with respect to such Affected Aircraft within five
(5) business days. If, following such sixty-day period or ninety-day period, as the case may be, with respect to a delay under this Section 4.7, this Agreement is not terminated with respect to the Affected Aircraft in accordance with the provisions of this Section 4.7, then the time of delivery otherwise required hereunder shall be extended unless and until terminated in accordance with this Section 4.7.

          D. The termination provisions set forth in this Section 4.7 are in substitution for any other rights of termination or contract lapse arising by operation of law by virtue of such delay.

     4.8. BUYER'S ACCEPTANCE. Promptly upon tender of the Aircraft and Delivery (but subject to Seller's correction of discrepancies described in Section 4.7 hereof, if applicable) of each Aircraft, Buyer shall give written notice to Seller of either its acceptance or rejection of such Aircraft. If such Aircraft is accepted by Buyer, then Buyer shall deliver to Seller a completed and executed Final Acceptance Certificate, and no other acknowledgment or receipt of such Aircraft or its condition shall be required by Seller or Buyer (such Final Acceptance Certificate being conclusive evidence of Seller's satisfaction, or Buyer's waiver, of each of the conditions precedent to Buyer's obligations set forth in this Section).

     4.9. BUYER'S REJECTION.

          A. If an Aircraft is rejected by Buyer (a "REJECTED AIRCRAFT"), Buyer shall in such written notice state the reasons for its rejection, specifying in what respects such Aircraft fails to comply with the terms of this Agreement.

          B. In the event of rejection of such Aircraft by Buyer, Seller shall promptly notify Buyer as to Seller's concurrence or non-concurrence (and the extent of such non-concurrence) with Buyer's reasons for rejection. If Seller concurs with Buyer's reasons for rejection, then, as a condition precedent to Buyer's obligations to accept the Delivery of such Aircraft, Seller will promptly proceed to correct the conditions which were specified as the basis for rejection by Buyer and with which Seller concurred. If, after such correction and tender for inspection by Buyer, such Aircraft is not rejected as hereinabove provided, Seller shall proceed with and Buyer will accept Delivery thereof by completing and executing a Final Acceptance Certificate with respect to such Aircraft.

          C. In the event that Seller shall not, within sixty (60) days after the Scheduled Delivery Date (as such date may be adjusted pursuant to Section 3.1, Section 4.7 or Article VII hereof, but subject to the limitations of the final proviso of Section 3.1 hereof) with respect to a Rejected Aircraft, have corrected or caused the correction of all conditions which were specified as a basis for rejection of such Aircraft by Buyer and with which Seller concurred, then Buyer shall have the option, by providing written notice to Seller, of terminating this Agreement in full as to such Rejected Aircraft, whereupon all obligations of the parties hereunder as to such Rejected Aircraft shall be terminated.

          D. If such election to terminate is made by Buyer, then termination under this Section 4.9 with respect to such Rejected Aircraft shall terminate and discharge all obligations and liabilities of Buyer and Seller hereunder with respect to the Rejected Aircraft and all undelivered items and services to be furnished hereunder which are related thereto and Seller shall then return to Buyer the prorata portion of the unapplied First and Second (and third, if applicable) Downpayments with respect to such Rejected Aircraft within five (5) business days.

                                  ARTICLE V

                     SELLER'S WARRANTIES AND DISCLOSURES

     5.1. SELLER'S DISCLAIMERS OF WARRANTIES.  EXCEPT AS PROVIDED IN SECTION
5.3 BELOW, EACH OF THE AIRCRAFT (INCLUDING BUT NOT LIMITED TO EACH AIRFRAME, ENGINE, APU, LANDING GEAR AND PART INSTALLED THEREON, AND ANY OF THE AIRCRAFT DOCUMENTATION APPLICABLE TO THE AIRCRAFT) ARE SOLD ON AN "AS IS" BASIS,
WITH ALL FAULTS AND WITHOUT RECOURSE TO SELLER, AND WITHOUT THE DATAPLATES FOR ANY OF THE AIRFRAMES. THE WARRANTY SET FORTH IN SECTION 5.3 BELOW AND THE OBLIGATIONS AND LIABILITIES OF SELLER THEREUNDER ARE EXPRESSLY IN LIEU OF, AND SELLER WILL NOT BE DEEMED TO HAVE MADE, AND BUYER HEREBY WAIVES, ANY AND ALL OTHER REPRESENTATIONS, WARRANTIES,

DUTIES, AND GUARANTEES OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, CONCERNING ANY OF THE AIRCRAFT OR THE AIRWORTHINESS THEREOF (INCLUDING BUT NOT LIMITED TO ANY AIRFRAME, ENGINE, APU, LANDING GEAR AND
PART INSTALLED THEREON, AND ANY OF THE AIRCRAFT DOCUMENTATION APPLICABLE TO ANY SUCH AIRCRAFT), OR THE VALUE, CONDITION, DESIGN, OPERATION, DURABILITY OR COMPLIANCE WITH SPECIFICATION OF ANY AIRCRAFT (INCLUDING BUT NOT LIMITED TO ANY AIRFRAME, ENGINE, APU, LANDING GEAR AND PART INSTALLED THEREON, AND ANY OF THE AIRCRAFT DOCUMENTATION APPLICABLE TO ANY SUCH AIRCRAFT), INCLUDING, BUT NOT LIMITED TO ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, AND BUYER HEREBY WAIVES ANY AND ALL RIGHTS AND REMEDIES IT MAY HAVE AGAINST SELLER RELATING TO ANY OF THE FOREGOING AND ARISING BY LAW OR OTHERWISE INCLUDING BUT NOT LIMITED TO ANY OBLIGATION ARISING FROM THE NEGLIGENCE (WHETHER ACTIVE, PASSIVE OR ANY OTHER TYPE) OF SELLER, ANY AFFILIATE OF SELLER, OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES OR WITH RESPECT TO LOSS OF USE, REVENUE OR PROFIT, THE EXISTENCE OF ANY LATENT, INHERENT OR ANY OTHER DEFECT (WHETHER OR NOT DISCOVERABLE), OR AS TO THE INFRINGEMENT OF ANY PATENT, COPYRIGHT, DESIGN OR OTHER PROPRIETARY RIGHT, OR OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES.

     5.2. SELLER'S DISCLAIMERS OF PRIOR REPRESENTATIONS AND STATEMENTS. ANY PRIOR REPRESENTATIONS OR STATEMENTS, WHETHER ORAL OR WRITTEN, MADE BY SELLER (OR ANY AFFILIATE THEREOF) AS TO THE CONDITION OR FITNESS OF ANY OF THE AIRCRAFT (INCLUDING BUT NOT LIMITED TO ANY AIRFRAME, ENGINE, APU, LANDING GEAR AND PART INSTALLED THEREON, AND ANY OF THE AIRCRAFT DOCUMENTATION APPLICABLE TO SUCH AIRCRAFT), OR THEIR CAPABILITY OR CAPACITY, ARE SUPERSEDED HEREBY AND ANY SUCH REPRESENTATIONS OR STATEMENTS NOT SPECIFICALLY SET FORTH IN THIS AGREEMENT ARE HEREBY WITHDRAWN BY SELLER (ON ITS OWN BEHALF AND ON BEHALF OF ANY OF ITS AFFILIATES WHICH MAY HAVE MADE ANY SUCH REPRESENTATION OR STATEMENT), SHALL NOT BE APPLICABLE TO THE TRANSACTIONS CONTEMPLATED HEREBY AND ARE OF NO FURTHER FORCE AND EFFECT, AND BUYER ACKNOWLEDGES THAT BUYER HAS NOT RELIED AND IS NOT RELYING ON ANY SUCH REPRESENTATION OR STATEMENT.

     5.3. EXCEPTIONS TO SELLER'S DISCLAIMERS; SELLER'S WARRANTIES. Seller hereby represents and warrants to Buyer that on the Delivery Date of each respective Aircraft: (a) Seller will have all legal and beneficial title to such Aircraft, (b) title thereto will be transferred to Buyer in full, free and clear of any and all Liens, other than Liens arising as a result of or attributable to (1) Buyer, or (2) Seller's retention of the data plates for the Airframe of such Aircraft, or (3) the restrictions on use and transfer of the Aircraft pursuant to Article XI hereof, and (d) with respect to Aircraft N4723(8823), such Aircraft was involved in an incident on or about December 27, 1997 in which the Aircraft experienced damage to the Aircraft cabin and was retired from service.

     5.4. BUYER'S ACKNOWLEDGMENT. BUYER EXPRESSLY AGREES AND ACKNOWLEDGES THAT NONE OF THE SELLER, NOR ANY AFFILIATE THEREOF IS THE MANUFACTURER OF ANY OF THE AIRCRAFT (INCLUDING BUT NOT LIMITED TO ANY AIRFRAME AND ANY ENGINE, APU, LANDING GEAR, COMPONENT, EQUIPMENT AND PART INSTALLED THEREON, AND ANY OF THE AIRCRAFT DOCUMENTATION APPLICABLE TO THE AIRCRAFT, AND ANY OTHER PART, EQUIPMENT, DATA OR INFORMATION SOLD HEREUNDER), AND THAT THE AIRCRAFT (INCLUDING BUT NOT LIMITED TO THE AIRFRAME AND EACH ENGINE, APU, LANDING GEAR AND PART INSTALLED THEREON, AND THE AIRCRAFT DOCUMENTATION APPLICABLE TO SUCH AIRCRAFT) IS OF A MAKE, SIZE, DESIGN AND CAPACITY DESIRED BY BUYER FOR THE PURPOSES INTENDED BY BUYER AND EACH IS A USED AIRCRAFT (INCLUDING BUT NOT LIMITED TO EACH USED AIRFRAME, USED ENGINE, USED APU, USED LANDING GEAR AND USED PART INSTALLED THEREON), AND, SUBJECT TO SECTION 5.3, BUYER CONFIRMS THAT IT HAS NOT, IN ENTERING INTO THIS AGREEMENT, RELIED ON ANY CONDITION, WARRANTY OR REPRESENTATION BY SELLER, OR ANY AFFILIATE THEREOF, EXPRESS OR IMPLIED, WHETHER ARISING BY APPLICABLE LAW OR OTHERWISE IN RELATION TO ANY OF THE AIRCRAFT (INCLUDING BUT NOT LIMITED TO ANY AIRFRAME OR ANY ENGINE, APU, LANDING GEAR AND PART INSTALLED THEREON, AND THE AIRCRAFT DOCUMENTATION APPLICABLE TO THE AIRCRAFT), INCLUDING, WITHOUT LIMITATION, WARRANTIES OR REPRESENTATIONS AS TO THE DESCRIPTION, QUALITY, DURABILITY, AIRWORTHINESS, MERCHANTABILITY, FITNESS FOR ANY USE OR PURPOSE, VALUE, CONDITION, DESIGN OR OPERATION OF ANY KIND OR NATURE OF ANY OF THE AIRCRAFT (INCLUDING BUT NOT LIMITED TO ANY AIRFRAME AND ANY ENGINE, APU, LANDING GEAR AND PART INSTALLED THEREON APPLICABLE TO SUCH AIRCRAFT), AS TO THE ABSENCE OF ANY LATENT, INHERENT OR ANY OTHER DEFECTS (WHETHER OR NOT DISCOVERABLE), OR AS TO THE INFRINGEMENT OF ANY PATENT, COPYRIGHT, DESIGN OR OTHER PROPRIETARY RIGHT; AND THE BENEFIT OF ANY SUCH CONDITION, WARRANTY OR REPRESENTATION BY BUYER, OR ANY AFFILIATE OF ANY THEREOF, IS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVED BY BUYER.

     5.5. ASSIGNMENT OF MANUFACTURERS' WARRANTIES. Seller hereby assigns, effective as of the Delivery Date of each respective Aircraft, to Buyer any and all existing assignable warranties, service life policies, indemnities and patent indemnities of or other rights, remedies or claims against manufacturers and maintenance and overhaul agencies to or for Seller, of or for such Aircraft (in the case of rights, remedies or claims, only with respect to rights, remedies or claims arising, or based on events, occurrences and circumstances occurring, on or after the Delivery of such Aircraft); PROVIDED, THIS DOES NOT APPLY TO THE PYLONS INSTALLED ON ANY OF THE AIRCRAFT. To the extent that such rights are not assignable, Buyer is hereby subrogated to all such rights of Seller. Seller makes no representation or warranty as to the existence or assignability of any such rights or as to the validity or scope of any such subrogation.

                                  ARTICLE VI

                               TAXES AND DUTIES

     6.1. TAX INDEMNITY. Buyer will pay upon demand, and agrees to indemnify, on an after-tax basis as described in Section 6.3, Seller and any affiliate thereof (each, a "TAX INDEMNITEE") against and hold each Tax Indemnitee harmless from any and all taxes (including without limitation, sales, use, and value added taxes), assessments, charges, fees or duties of any nature whatsoever (hereinafter, collectively, "TAXES") imposed by any United States federal, state or local government jurisdiction or taxing authority or any foreign government or taxing authority (each, a "TAXING AUTHORITY"), together with any penalties, fines or interest thereon required to be paid by a Tax Indemnitee or Buyer (reduced by any tax credits or tax savings as a result of tax deductions available to the Tax Indemnitees as a result of such Taxes, penalties, fines or interest) as a result of the sale, use, delivery or transfer of any Aircraft, the Airframe, any Engine, or any Part under this Agreement, other than Taxes imposed on or measured by the income (other than gross income) or gains of any Tax Indemnitee.

     6.2. CLAIM PROCEDURE. If a claim is made against a Tax Indemnitee for any Taxes for which Buyer has agreed to indemnify Seller under this Article VI, or for any penalty, fine or interest thereon, such Tax Indemnitee, upon receiving notice of such claim, will promptly notify Buyer. Failure by the Tax Indemnitee to so notify the Buyer shall not relieve Buyer of its obligations to indemnify hereunder except to the extent Buyer is materially prejudiced by such failure. Buyer shall have the right to control, at its expense, any administrative or judicial proceedings (including the resolution thereof) with respect to such Taxes. If requested by Buyer in writing, such Tax Indemnitee will, at Buyer's expense, take such action as Buyer may reasonably direct with respect to such claim. Any payment by a Tax Indemnitee of such Taxes or any penalty, fine or interest thereon, will be made under protest if so directed by Buyer. If payment is made, such Tax Indemnitee will, at Buyer's expense, take such action as Buyer may reasonably direct to recover such payment. If all or any part of any such Taxes together with any penalty, fine or interest thereon, is refunded, such Tax Indemnitee will repay Buyer such part thereof as Buyer will have paid including any interest received thereon. Buyer will pay such Tax Indemnitee upon demand for all reasonable expenses (including without limitation, all costs, expenses, losses, reasonable legal and accountants' fees and disbursements, penalties and interest) incurred by such Tax Indemnitee in making payment, protesting payment, endeavoring to obtain a refund of any such Taxes, or enforcing such Tax Indemnitee's rights against Buyer under this Article VI.

     6.3. NO SET-OFF, ETC.

          (a) All payments by one party to the other party under or in connection with this Agreement will be made without set-off or counterclaim, free and clear of and without deduction for or on account of any Taxes.

          (b) If a party is compelled by law to make payment subject to any Tax for which such party is required to indemnify the receiving party and as a consequence the receiving party does not actually receive for its own benefit on the due date a net amount equal to the full amount provided for under this Agreement, the party making that payment will pay all necessary additional amounts to ensure receipt by the other party of the full amount so provided for.

          (c) The amount which Buyer will be required to pay with respect to this Article will be an amount sufficient to restore such Tax Indemnitee to the same position such Tax Indemnitee would have been had the liability for Taxes subject to indemnity pursuant to Section 6.1 not been incurred.

     6.4. EXEMPTIONS. Seller understands that Buyer is providing the Aircraft and other assets hereunder for resale, and agrees to cooperate in obtaining any exemption from Taxes reasonably determined by Buyer to be applicable to the purchase of the Aircraft and other assets hereunder.

     6.5. SURVIVAL. Notwithstanding any other provision of this Agreement, the obligations of Buyer and each Tax Indemnitee under this Article VI will survive the consummation, completion or termination (or any combination of any thereof) of this Agreement.

                                 ARTICLE VII

            DELAY IN PERFORMANCE; LOSS OR DESTRUCTION OF AIRCRAFT

     7.1. EXCUSABLE DELAY. Seller will not be responsible nor deemed to be in default of its obligation hereunder on account of any delay in the Delivery of any of the Aircraft hereunder due to causes reasonably beyond Seller's control and not occasioned by its intentional acts or gross negligence including, by way of illustration and not of limitation, acts of God, acts of terrorism, acts of public enemies or hostilities, war, warlike operations, insurrection, riots, fires, floods, explosions, earthquakes, epidemics or quarantine restrictions, civil disturbance, any act of government, governmental priorities, allocation regulations or orders affecting materials, facilities or aircraft, strikes or labor troubles causing cessation, slow-down or interruption of work, delay in transportation, or due to any other cause to the extent it is reasonably beyond Seller's control or not occasioned by Seller's intentional acts or gross negligence. Delays resulting from any of the foregoing causes are referred to as "EXCUSABLE DELAYS."

     7.2. TERMINATION FOR EXCUSABLE DELAY. If, due to an Excusable Delay, delivery of any Aircraft is delayed for a period of more than sixty (60) days after the Scheduled Delivery Date for such Aircraft (as such date may be adjusted pursuant to Section 3.1, Section 4.7 and 4.9 hereof, but subject to
Section 3.1 hereof), then Buyer may or, at any time at least ninety (90) days after such sixtieth (60th) day, Seller may terminate this Agreement with respect to such Aircraft so delayed by giving written notice to the other at any time after the expiration of such applicable period, and if such election to terminate is made then termination under this Section shall terminate and discharge all obligations and liabilities of Buyer and Seller hereunder. If, following such sixty-day period or one hundred fifty day period, as the case may be, with respect to an Excusable Delay, this Agreement is not terminated with respect to such delayed Aircraft in accordance with the provisions of this Section 7.2, then the time of delivery otherwise required hereunder shall be extended unless and until terminated in accordance with this Section
7.2. The termination provisions set forth in this Section 7.2 are in substitution for any other rights of termination or contract lapse arising by operation of law by virtue of an Excusable Delay. Should Buyer terminate this Agreement with respect to such Aircraft, Seller shall then return to Buyer the prorata portion of the unapplied First and Second (and third, if applicable) Downpayments with respect to such Aircraft so delayed within five (5) business days.

     7.3. LOSS OR DESTRUCTION OF AIRCRAFT. If prior to the Delivery thereof, any Aircraft shall suffer a Casualty Occurrence (as defined in Section 7.4 below), then neither party hereto will have any obligation to the other party with respect to the lost or damaged Aircraft pursuant to this Agreement. In the event that any Aircraft suffers a Casualty Occurrence prior to the Delivery of such Aircraft, then, following Seller's notice of such Casualty Occurrence pursuant to Section 7.4 hereof, Seller (unless Buyer elects to purchase such Aircraft pursuant to this Section 7.3) will return to Buyer the PRORATA portion of the unapplied First and Second (and third, if applicable) Downpayments for such undelivered Aircraft within five (5) business days, and neither party hereto shall have any further obligation to the other party with respect to such undelivered Aircraft pursuant to this Agreement. In the event that any Engine suffers a Casualty Occurrence prior to the Delivery of such Engine, then Seller will substitute an alternate engine within ninety
(90) days for the Engine that suffered a Casualty Occurrence as provided in
Section 7.4. Upon such substitution, each alternate engine so substituted shall become an "Engine" for all purposes of this Agreement.

     7.4. CASUALTY OCCURRENCE DEFINED. For purposes of this Agreement, "CASUALTY OCCURRENCE" shall mean any total or partial destruction of any Aircraft or any Engine, the severity of which (i) materially affects the operation and utility of the Aircraft or such Engine or (ii)makes the repair of such Aircraft or such Engine uneconomical, as determined by Seller. Seller agrees to provide written notice of any total or partial destruction of any Aircraft or any Engine promptly after Seller becomes aware of such destruction and determines that such destruction constitutes a Casualty Occurrence pursuant to the provisions hereof.

     7.5. EVENTS OF DEFAULT.

          (a) BUYER EVENTS OF DEFAULT. Each of the following events shall constitute a "BUYER EVENT OF DEFAULT" (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

              (i) Buyer shall not have made (x) any payment of Aircraft Purchase Price within one (1) Business Day after the same shall have become due and payable or (y) any other amount payable hereunder within three (3) Business Days after receipt of written notice that the same shall have become due and payable; or

              (ii) In the event that the Aircraft which has been tendered for Delivery by Seller is in compliance with the provisions specified for Delivery pursuant to Section 4.4 hereof, but Buyer shall have rejected such Aircraft and such rejection shall have continued for a period of five (5) Business Days after Seller's written demand to Buyer for Buyer to accept such Aircraft; or

              (iii) Buyer shall have failed to observe and perform any of its covenants in Article XI hereof; or

              (iv) Buyer shall have failed to perform or observe (or caused to be performed and observed) any other covenant or agreement to be performed or observed by it hereunder or under the other Buyer Agreements, and such failure shall continue unremedied for a period of 30 days after written notice thereof from Seller; or

              (v) any representation or warranty made by Buyer herein or in any other Buyer Agreement shall prove to have been incorrect in any material respect at the time made and shall continue to be material and unremedied for a period of 30 days after written notice thereof from Seller; or

              (vi) the filing of a petition against Buyer under any applicable bankruptcy, insolvency or other similar laws in the United States, as now or hereafter amended, and the lack of the withdrawal or dismissal of such proceeding within 60 days thereafter; or the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of Buyer in an involuntary case under any such laws, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of Buyer or for all or a substantial part of its property, or ordering the winding-up or liquidation of its affairs and, in the case of any such decree or order, the continuance of such decree or order unstayed and in effect for a period of 60 consecutive days; or

              (vii) the commencement by Buyer of a voluntary case under the bankruptcy, insolvency or other similar law in the United States, as now constituted or hereafter amended, or the filing by Buyer of any answer in any proceeding under any such laws seeking relief or reorganization whereby Buyer admits the material allegations of any petition filed against Buyer in any such proceeding, or the consent by Buyer to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Buyer or for all or a substantial part of its property, or the making by Buyer of any general assignment for the benefit of creditors.

          (b) SELLER EVENTS OF DEFAULT. Each of the following events shall constitute a "SELLER EVENT OF DEFAULT" (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

              (i) Seller shall have failed to perform (or observe or caused to be performed and observed) any covenant or agreement to be performed or observed by it hereunder and such failure shall continue unremedied for a period of thirty (30) days after written notice thereof from Buyer; or

              (ii) any representation or warranty made by Seller herein or in any other Seller Agreement shall prove to have been incorrect in any material respect at the time made and shall continue unremedied for a period of thirty (30) days after written notice thereof from Buyer; or

              (iii) the filing of a petition against Seller under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law in the United States, and the lack of the withdrawal or dismissal of such proceeding within 60 days thereafter; or the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of Seller in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law in the United States, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of Seller or for all or a substantial part of its property, or ordering the winding-up or liquidation of its affairs and, in the case of any such decree or order, the continuance of such decree or order unstayed and in effect for a period of 60 consecutive days;

              (iv) the commencement by Seller of a voluntary case under the Federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable Federal or state bankruptcy, insolvency or other similar law in the United States or the filing by Seller of any answer in any proceeding under any such laws seeking relief or reorganization whereby Seller admits the material allegations of any petition filed against Seller in any such proceeding, or the consent by Seller to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Seller or for all or a substantial part of its property, or the making by Seller of any general assignment for the benefit of creditors; or

              (v) Seller shall not have made any required refund payment within three (3) Business Days after receipt of written notice that the same shall have become due and payable.

    7.6.  REMEDIES.

          (a) GENERALLY. Subject to the final sentence of this Section 7.6(a), upon the occurrence of any Buyer Event of Default or Seller Event of Default and at any time thereafter so long as the same shall be continuing, the non-defaulting party may, at its option, declare by written notice to the defaulting party this Agreement to be in default (without the necessity of such written declaration upon the occurrence of any Buyer Event of Default described in paragraph (iv) or (v) of Section 7.5(a) hereof or any Seller Event of Default described in paragraph (iii) or (iv) of Section 7.5(b) hereof) and at any time thereafter, so long as such outstanding Buyer Event of Default or Seller Event of Default, as the case may be, shall not have been remedied, the non-defaulting party may (i) rescind or terminate this Agreement with respect to the affected Aircraft or Engines, and/or (ii) exercise any other right or remedy that may be available to it under applicable law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof; provided, however, that, in the event of a Seller Event of Default under Section 7.5(b)(i) hereof relating to Seller's failure to deliver an Aircraft and Aircraft Documentation that complies with the provisions specified for Delivery pursuant to Section 4.4 hereof, so long as Seller shall have used reasonable good faith efforts to cause delivery of such an Aircraft and/or Aircraft Documentation, Buyer's exclusive remedy shall be as provided in Section 4.9D hereof.

          (b) NO WAIVER. No delay on the part of either party in exercising any of its rights, powers or privileges under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof, or the exercise of any other right, power or privilege.

          (c) REMEDIES CUMULATIVE. The rights and remedies herein and therein provided are cumulative and not exclusive of any rights or remedies provided by law.

                               ARTICLE VIII

                             INDEMNIFICATION

     8.1. GENERAL INDEMNITY.

          (a) With respect to each Aircraft, Buyer will be responsible for and shall indemnify, defend and hold harmless Seller and any affiliate thereof, and each of their respective officers, directors, agents and employees (each, a "SELLER INDEMNITEE"), on an after-tax basis, from and against any and all claims, damages, losses, liabilities, obligations, penalties and judgments of every kind and nature, including all costs and expenses, including reasonable attorneys' fees and expenses, incident thereto, but excluding Taxes (hereinafter, collectively, "CLAIMS"), which occur on or after the respective Delivery Date of such Aircraft (including, but not limited to, the Airframe and any Engine, APU, Landing Gear, component, equipment and part installed thereon, any of the Aircraft Documentation applicable to such Aircraft, and any other part, equipment, data or information sold hereunder) and which directly or indirectly arises in any manner out of or in connection with (a)the ownership by Buyer or by any third person on or after the Delivery Date of such Aircraft (including but not limited to the Airframe and any Engine, APU, Landing Gear, component, equipment and part installed thereon, any of the Aircraft Documentation applicable to such Aircraft, and any other equipment, part, data or information sold hereunder), or (b)the use, possession, dispossession, re-possession, control, operation, location, landing, departure, condition, acceptance, rejection, delivery, non-delivery, re-delivery, registration, de-registration, re-registration, sale, leasing, wet leasing, chartering, subleasing, importation, exportation, transfer of title or other disposition of title, abandonment, storage, maintenance, service, repair, overhaul, testing, design, modification, dismantling, disassembly or re-assembly by Buyer or by any third person on or after the Delivery Date of such Aircraft (including but not limited to the Airframe and any Engine, APU, Landing Gear, component, equipment and part installed thereon, any of the Aircraft Documentation applicable to such Aircraft, and any other part, equipment, data or information sold hereunder), or (c)any condition of, or defect in, such Aircraft (including but not limited to the Airframe and any Engine, Landing Gear, component, equipment and part installed thereon, any of the Aircraft Documentation applicable to such Aircraft, and any other part, equipment, data or information sold hereunder), or any Claim for patent, trademark or copyright infringement, regardless of whether such condition came into existence, or was discovered or reported, on, before or after the respective Delivery Date of such Aircraft, or was caused by any Seller Indemnitee's acts or omissions on or prior to the relevant Delivery Date.
The foregoing indemnity shall apply to all Claims, regardless of whether any such Claim arises in tort (including, without limitation, strict liability). Buyer will pay a Seller Indemnitee upon demand for all reasonable expenses (including without limitation, all reasonable legal and accountants' fees and disbursements, and interest) incurred by such Seller Indemnitee in enforcing such Seller Indemnitee's rights against Buyer under this Section 8.1. Neither the consummation of the sale pursuant to this Agreement nor any subsequent lease, sale or other transfer of the any of the Aircraft shall release Buyer from its obligations pursuant to this Section 8.1(a).

          (b) If any Claim is made by a Seller Indemnitee, such Seller Indemnitee, upon receiving notice of such Claim, will promptly notify Buyer; provided however that failure by the Seller Indemnitee to so notify the Buyer shall not relieve Buyer of its obligations to indemnify hereunder except to the extent Buyer is materially prejudiced by such failure.

     8.2. SURVIVAL. Notwithstanding any other provision of this Agreement, the obligations of the parties under this Article VIII will survive the consummation, completion, or termination (or any combination of any thereof) of this Agreement.

                                  ARTICLE IX

                                  INSURANCE

     9.1. INSURANCE REQUIREMENTS. Effective upon the Delivery of each Aircraft to Buyer, and for a period of three (3) years thereafter, Buyer will at its expense maintain, or shall cause each subsequent operator of each such Aircraft (whether as owner, lessee or such other capacity in which such operator has possession of the Aircraft) to maintain, with respect to such Aircraft and Parts (including, without limitation, Parts that have been sold) with insurance carriers of recognized responsibility, aviation products liability and contractual liability insurance in an amount not less than ___________________________ United States Dollars (US$_____________) per
occurrence, and in the annual aggregate, combined single limit bodily injury and property damage. Such liability insurance shall be endorsed: (a)to name all Seller Indemnities, as the case may be, as additional insureds ("ADDITIONAL INSUREDS") thereunder; (b)to expressly provide cross-liability clauses; (c)to expressly provide that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured and shall waive, any right of subrogation of the insurers against each Additional Insured; (d)to expressly provide that, in respect of the respective interests of each Additional Insured in such policies, the insurance shall not be invalidated by any action or inaction of Buyer or such other operator or any affiliate thereof (or any director, officer, agent or employee thereof) or any other third party (other than the Additional Insureds) and shall insure the respective interests of the Additional Insureds, as they appear, regardless of any breach or violation of any warranty, declaration or condition contained in such policies by Buyer or such other operator or any affiliate thereof (or any director, officer, agent or employee thereof) or any other third party (other than the Additional Insureds); (e)to expressly provide that such insurance shall be primary without any right of contribution from any other insurance which is carried by any Additional Insured; (f)to expressly waive any right of the insurers to set-off or counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of any Additional Insured; (g)to expressly cover the contractual liability to each of the Additional Insureds assumed by in Section 8.1 hereof but only to the extent of the contractual liability assumed by in Section 8.1 hereof.


---------------

* This redacted material has been omitted pursuant to a request for confidential treatment and the material has been filed separately.

     9.2. BROKER'S CERTIFICATES. Buyer will furnish to Seller, not less than five (5) business days prior to the scheduled Delivery Date of each Aircraft (and upon any renewal of such insurance contracts), broker's certificates certifying that such policies of insurance, endorsed as required herein, are in full force and effect (together with the waivers of subrogation as described in Section 9.1), and stating the opinion of such firm that insurance complies with the terms hereof, that all premiums in connection with such insurance then due have been paid, and that the respective Additional Insureds will be given (30) days prior written notice by the insurers in the event of either cancellation or material change in such coverage or in said waivers, except that with respect to war risk coverage, seven (7) days prior written notice will be given or, if seven (7) days notice is not available, such lesser period of time as is generally being made available by insurers. Buyer acknowledges that the failure to provide such report to Seller shall have the same effect hereunder as the failure to maintain the insurance otherwise required by this Article IX.

     9.3. SURVIVAL. Notwithstanding any other provision of this Agreement, the obligations of the parties under this Article IX will survive the consummation, completion, or termination (or combination of any thereof) of this Agreement.

                                  ARTICLE X

                               REPRESENTATIONS

     10.1. SELLER'S REPRESENTATIONS.

           (a) STATUS. Seller is a corporation duly incorporated and validly existing under the laws of the State of Delaware and has the power to own its property and assets and carry on its business as it is now being conducted.

           (b) POWER AND AUTHORITY. Seller has, or will on or prior to the first Delivery Date, the power to enter into and perform, and has, or will on or prior to the first Delivery Date, taken all necessary action to authorize its entry into and performance of, this Agreement and the transactions contemplated hereby.

           (c) LEGAL VALIDITY. This Agreement constitutes the legal, valid and binding obligation of Seller enforceable in accordance with its terms.

           (d) NON-CONFLICT WITH LAWS. So far as concerns Seller, the entry into and performance of this Agreement and the transactions contemplated hereby do not and will not conflict with:

               (i) any law or regulation or any official or judicial order applicable to Seller;

               (ii)  the constitutional documents of Seller; or

               (iii) any agreement or document to which the Seller is a party or which is binding upon Seller or its assets.

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


           (e) CONSENTS. All authorizations, approvals, consents, licenses, exemptions, filings, registrations, notarizations and other matters official or otherwise applicable to Seller which are required or advisable in connection with the entry into, performance, validity and enforceability of this Agreement, delivery of the Aircraft hereunder or any of the transactions contemplated hereby shall be obtained by Seller prior to the date upon which they are required or it is advisable that they be obtained.

     10.2. BUYER'S REPRESENTATIONS.

           (a) STATUS. Buyer is a company duly incorporated and validly existing under the laws of the State of California and has the power to own its property and assets and carry on its business as it is now being conducted.

           (b) POWER AND AUTHORITY. Buyer has the power to enter into and perform and has taken all necessary action to authorize the entry into, performance and delivery of this Agreement and each of the other Buyer Agreements and the transactions contemplated hereby and thereby.

           (c) LEGAL VALIDITY. This Agreement and each other Buyer Agreement constitute the legal, valid and binding obligations of Buyer enforceable in accordance with their respective terms.

           (d) NON-CONFLICT WITH LAWS. The entry into and performance of this Agreement and the other Buyer Agreements and the transactions contemplated hereby and thereby do not and will not conflict with:

               (i) any law or regulation or any official or judicial order applicable to Buyer; or

               (ii)  the constitutional documents of Buyer; or

               (iii) any agreement or document to which Buyer is a party or which is binding upon Buyer or any of its assets.

           (e) CONSENTS. All authorizations, approvals, consents, licenses, exemptions, filings, registrations, notarizations and other matters, official or otherwise applicable to Buyer which are required or advisable in connection with the entry into, performance, validity and enforceability of this Agreement and the other Buyer Agreements, purchase and acceptance of the Aircraft hereunder or any of the transactions contemplated hereby shall be obtained by Buyer prior to the date upon which they are required or it is advisable that they be obtained.

                             ARTICLE XI

           RESTRICTIONS ON USE AND TRANSFER OF THE AIRCRAFT

     Buyer expressly agrees and covenants that:

               A. ____________________________________________________

______________________________________________________________________;*

               B. ____________________________________________________

______________________________________________________________________;*

               C. ____________________________________________________

______________________________________________________________________;*

               D. ____________________________________________________

______________________________________________________________________;*

     _________________________________________________________________

_________________________________________________________.*

     _________________________________________________________________
_________________________________________________________.*

     _________________________________________________________________

_________________________________________________________.*

                E. ____________________________________________________

______________________________________________________________________.*

                                ARTICLE XII

                               MISCELLANEOUS

     12.1. TRANSFERABILITY. No assignment or transfer may be made by either party of all or any of its rights in respect of this Agreement without the prior written consent of the other party, such consent not to be unreasonably withheld. For the avoidance of doubt, Seller and Buyer agree that Buyer shall not be entitled to assign any of its rights (other than the right to purchase as expressly provided in the immediately preceding sentence) or any of its obligations under this Agreement without the prior written consent of Seller, such consent not to be unreasonably withheld. Notwithstanding the above, Buyer may transfer its interest in the Aircraft to its subsidiaries, provided that such transfer takes place after Delivery of any Aircraft.

     12.2. FURTHER ASSURANCES. Each party agrees from time to time to do and perform such other and further acts and execute and deliver any and all such other instruments as may be required by law or reasonably requested by the other party at the other party's expense to


---------------
* This redacted material has been omitted pursuant to a request for confidential treatment and the material has been filed separately.

establish, maintain and protect the rights and remedies of the other party and carry out and effect the intent and purpose of this Agreement.

     12.3. NOTICES.

           (a) All notices under this Agreement shall be given to the intended recipient at the address or facsimile number set out on the execution pages of this Agreement (or such other address or facsimile number as either party may specify to the other in writing from time to time).

           (b) Any communication from one party to the other under this Agreement shall be effective when actually received and in the case of a communication by facsimile only if a transmission report is produced by the machine from which the facsimile was sent indicating that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purposes of this clause, provided that if any communications are received after 5:00 p.m. (local time for recipient) on any day, the same shall only be effective at the commencement of business on the next working day.

     12.4. VARIATION. The provisions of this Agreement shall not be varied otherwise than by an instrument in writing executed by or on behalf of both parties.

     12.5. CONFIDENTIALITY. Except to the extent that any of the following is available in the public domain (other than by reason of an act of either party in violation of this Agreement), each party shall keep the terms of this Agreement and the transactions contemplated hereby and the Maintenance Program Documents strictly confidential, provided that it may disclose this Agreement and the transactions hereby contemplated if required to do so:

           (i) for the purpose of legal proceedings, administrative or regulatory requirements or as otherwise required by law;

           (ii) to effect any registrations, filings or recordations required by or pursuant to this Agreement;

           (iii) for the purpose of disclosure to its auditors or to its legal or other professional advisers; or

           (iv) for the purpose of advising any potential financier or Other Owner of any of the Aircraft.

     12.6. SEVERABILITY OF PROVISIONS. If any provision of this Agreement is prohibited or unenforceable in any jurisdiction, such prohibition or unenforceability shall not invalidate the remaining provisions hereof or affect the validity or enforceability of such provisions in any other jurisdiction.

     12.7. TIME OF ESSENCE. The time stipulated in this Agreement for all payments payable by the Buyer to the Seller or from the Seller to the Buyer and for the performance of the parties' other obligations under this Agreement will be of the essence of this Agreement.

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


     12.8. COUNTERPARTS. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

     12.9. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREUNDER.

     12.10. SUBMISSION TO JURISDICTION. Each party to this Agreement irrevocably agrees that any legal suit, action or proceeding brought by the other party, which arises out of or relates to this Agreement or any document or agreement referred to herein, or any of the transactions contemplated hereby or thereby, may be instituted in the Circuit Court of the State of Illinois, Cook County, or the United District Court for the Northern District of Illinois. The agreement set forth in this Section 12.10 is given solely for the benefit of the parties to this Agreement and such agreement is not intended and shall not inure to the benefit of any other person.

     12.11. BROKER FEES. Each party agrees to indemnify and hold the other party harmless from and against any and all claims, suits, damages, costs and expenses (including, but not limited to, reasonable attorney's fees) asserted by agents, brokers or other third parties, representing or allegedly representing such party, for any commission or compensation of any nature whatsoever based upon the sale or transfer between Seller and Buyer of any of the Aircraft. Seller represents to Buyer that Seller has not retained or hired any agents, brokers or other third party, for any commission or compensation of any nature whatsoever based upon the sale or transfer between Seller and Buyer of any of the Aircraft. Buyer represents to Seller that Buyer has not retained or hired any other agents, brokers or other third party, for any commission or compensation of any nature whatsoever based upon the sale or transfer between Seller and Buyer of any of the Aircraft.

     12.12. COSTS AND EXPENSES. Except as otherwise expressly provided herein, each party will pay its own expenses incurred in connection with this Agreement and the transactions contemplated hereby, including, without limitation, attorney's fees, filing fees, inspection and other consulting fees.

                           *        *        *


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


     IN WITNESS WHEREOF, the parties hereto have caused this Aircraft Purchase and Sale Agreement to be executed and delivered as of the date first above written.

                                       UNITED AIR LINES, INC.,
                                       SELLER

                                       By:  /s/ Andrew P. Studdert
                                       Its: Senior Vice President,
                                            Fleet Opns.

                                       Address for Notices:
                                       UAL Services, a Division of
                                       United Air Lines, Inc.
                                       1611 Adrian Road
                                       Burlingame, CA 94010
                                       Attention:  Director, Asset Management
                                       Telephone:  (650) 876-4347
                                       Facsimile:   (650) 876-3544


                                       WILLIS LEASE FINANCE CORPORATION
                                       BUYER

                                       By:  /s/ Charles F. Willis
                                       Its:  President

                                       Address for Notices:
                                       Willis Lease Finance Corporation
                                       180 Harbor Drive, Suite 200
                                       Sausalito, CA  94965
                                       Attn:  General Counsel
                                       Telephone:  (415) 331-5281
                                       Facsimile:   (415) 331-5167









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